Exhibit 99.1

EchoStar Corporation Completes Merger with DISH Network Corporation

EchoStar Fortifies its Position as a Global Connectivity Leader with Unmatched Wireless, Satellite and Video Distribution Capabilities

ENGLEWOOD, Colo., January 2, 2024 – EchoStar Corporation (Nasdaq: SATS) (“EchoStar”) announced today the completion of its acquisition of DISH Network Corporation (“DISH Network”) on December 31, 2023. To complete the acquisition, a wholly owned subsidiary of EchoStar merged with and into DISH Network, with DISH Network surviving the merger as a wholly owned subsidiary of EchoStar. As previously announced, as a result of the merger, each share of DISH Network Class A Common Stock and DISH Network Class C Common Stock converted into 0.350877 shares of EchoStar Class A Common Stock, and each share of DISH Network Class B Common Stock converted into 0.350877 shares of EchoStar Class B Common Stock.

“This merger brings us one step closer to our goal of offering ubiquitous connectivity to people, enterprises and things, everywhere,” said Hamid Akhavan, President and Chief Executive Officer of EchoStar. “Together we’re better positioned to realize the connected future by leveraging every type of transport, combined with smart, enabling technologies and fully integrated services. Our superior portfolio of technology, spectrum, engineering, manufacturing and network management expertise will deliver the unparalleled connectivity solutions that customers demand.”

The transaction combines DISH Network’s satellite technology, streaming services and nationwide 5G network with EchoStar’s premier satellite communications solutions, creating a global leader in terrestrial and non-terrestrial wireless connectivity. Both companies have strong momentum, highlighted by DISH Network’s 5G wireless network that now covers more than 70 percent of the U.S. population and the successful launch of EchoStar’s JUPITER 3 satellite with significant available capacity for converged terrestrial and non-terrestrial services. The combined company is uniquely positioned to deliver a broad set of communication and content distribution capabilities, accelerating the delivery of satellite and wireless connectivity solutions desired by customers.

“The completion of this merger marks an important milestone for our company and our customers, launching a new era of connectivity,” said Charles Ergen, Executive Chairman of the Board of EchoStar. “We have brought together two trailblazing companies with complementary portfolios to create a global connectivity leader with premier wireless, satellite, and video distribution capabilities. Together, EchoStar and DISH offer an enhanced consumer connectivity business and an unmatched enterprise managed services business. In a world that is increasingly wireless, we are well-positioned to drive revenue and profitable growth.”

The combined company is headquartered in Englewood, Colorado. It goes to market worldwide under a suite of proven consumer and business brands, including Boost Mobile, Boost Infinite, Sling TV and DISH TV, as well as EchoStar, Hughes® and JUPITER™ satellite services, HughesON™ managed services and HughesNet® satellite internet.

“Bridging the digital divide and seamlessly connecting people, enterprises, and things is essential in the digital-first economy,” said John Swieringa, President, Technology & Chief Operating Officer of EchoStar. “Our combined brands, technology and operational and engineering resources uniquely position EchoStar to provide a compelling global offering that connects consumers to the internet access, mobile phone service, television programming, and streaming content they want, as well as delivering business and government customers the secure terrestrial, non-terrestrial, and hybrid connectivity solutions they need.”

Advisors

Evercore served as exclusive financial advisor, and Cravath, Swaine & Moore LLP served as legal counsel to the Special Committee of the Board of Directors of EchoStar. White & Case LLP served as legal counsel to EchoStar.

J.P. Morgan served as exclusive financial advisor, and Wachtell, Lipton, Rosen & Katz served as legal counsel to the Special Transaction Committee of the Board of Directors of DISH Network. Sullivan & Cromwell LLP served as legal counsel to DISH Network.

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EchoStar Media Contacts

Maria Kucinski
MikeWorldWide
(978)-852-8969
mkucinski@mww.com

About EchoStar

EchoStar Corporation (Nasdaq: SATS) is a premier provider of technology, networking services, television entertainment and connectivity, offering consumer, enterprise, operator and government solutions worldwide under its EchoStar®, Boost Mobile®, Boost Infinite, Sling TV, DISH TV, Hughes®, HughesNet®, HughesON™, and JUPITER™ brands. In Europe, EchoStar operates under its EchoStar Mobile Limited subsidiary and in Australia, the company operates as EchoStar Global Australia. For more information, visit www.echostar.com and follow EchoStar on X (Twitter) and LinkedIn.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act, including, in particular, statements about plans, objectives and strategies, growth opportunities in our industries and businesses, our expectations regarding future results, financial condition, liquidity and capital requirements, estimates regarding the impact of regulatory developments and legal proceedings, and other trends and projections. Forward-looking statements are not historical facts and may be identified by words such as “future,” “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “estimate,” “expect,” “predict,” “will,” “would,” “could,” “can,” “may,” and similar terms. These forward-looking statements are based on information available to us  as of the date hereof and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. Accordingly, actual performance, events or results could differ materially from those expressed or implied in the forward-looking statements due to a number of factors, including, but not limited to, the following: (i) our ability to realize synergies from the merger with DISH Network within expected time-frames or at all, and the potential impact of the merger on operating costs, customer loss and business disruption to, among other things, relationships with our employees, customers, suppliers or vendors; (ii) risks relating to our substantially increased leverage following the merger; (iii) significant risks related to our ability to launch, operate, and control our satellites, operational and environmental risks related to our owned and leased satellites, and risks related to our satellites under construction; (iv) our ability and the ability of third parties with whom we engage to operate our business as a result of changes in the global business environment, including regulatory and competitive considerations; (v) our ability to implement and/or realize benefits of our investments and other strategic initiatives; (vi) risks related to our foreign operations and other uncertainties associated with doing business internationally; (vii) risks related to our dependency upon third-party providers, including supply chain disruptions and inflation; (viii) risks related to cybersecurity incidents; and (ix) risks related to our human capital resources.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in each of EchoStar’s and DISH Network’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and in EchoStar’s subsequent Current Reports on Form 8-K, and other SEC filings. All cautionary statements made or referred to herein should be read as being applicable to all forward-looking statements wherever they appear. You should consider the risks and uncertainties described or referred to herein and should not place undue reliance on any forward-looking statements. The forward-looking statements speak only as of the date made. We do not undertake, and specifically disclaim, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Should one or more of the risks or uncertainties described herein or in any documents we file with the SEC occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.